TD Bank and First Horizon Mutually Agree to Terminate Merger Agreement

TD Bank Is Unable to Obtain Timetable for Regulatory Approvals for Reasons Unrelated to First Horizon

TORONTO and MEMPHIS, Tenn., May 4, 2023 – TD Bank Group (TSX and NYSE: TD) ("TD") and First Horizon Corporation (NYSE: FHN) (“First Horizon” or “the Company”) today announced that they have entered into a mutual agreement to terminate their previously announced merger agreement, originally announced on February 28, 2022. TD informed First Horizon that TD does not have a timetable for regulatory approvals to be obtained for reasons unrelated to First Horizon. Because there is uncertainty as to when and if these regulatory approvals can be obtained, the parties mutually agreed to terminate the merger agreement.

Under the terms of the termination agreement, TD will make a $200 million cash payment to First Horizon. This payment is in addition to the $25 million fee reimbursement due to First Horizon pursuant to the merger agreement. The shares of First Horizon Series G Preferred Stock that TD Bank purchased will continue to reflect a conversion price of $25 per share. Neither party will pay any other fees or have any other liabilities to each other related to the merger agreement.

“While today’s announcement is unfortunate and unexpected, First Horizon will continue on its growth path operating from a position of strength and stability,” said First Horizon Chairman, President and Chief Executive Officer Bryan Jordan. “Our strong capital position, disciplined credit quality, expense control measures, and well-diversified and stable funding mix have enabled our business to navigate challenging banking industry dynamics and remain focused on executing our client-centric growth plan. We continue to develop and expand deep client relationships across all of our markets, which include some of the fastest-growing U.S. markets, while maintaining a strong, asset-sensitive balance sheet well-positioned for the current rate environment.”

“This decision provides our colleagues and shareholders with clarity. Though disappointed with the outcome, we move forward with a strong, growing franchise in the United States, servicing more than 10 million customers across our footprint.” said Bharat Masrani, Group President and Chief Executive Officer, TD Bank Group. “I want to thank First Horizon for their partnership over the last several months and wish them enormous success for the future. Above all, I want to thank our colleagues at TD Bank, America’s Most Convenient Bank, for their tremendous efforts and steadfast dedication to the Bank, the millions we serve and the communities in which we live and work.”

About First Horizon

First Horizon Corp. (NYSE: FHN), with $80.7 billion in assets as of March 31, 2023, is a leading regional financial services company, dedicated to helping our clients, communities and associates unlock their full potential with capital and counsel. Headquartered in Memphis, TN, the banking subsidiary First Horizon Bank operates in 12 states across the southern U.S. The Company and its subsidiaries offer commercial, private banking, consumer, small business, wealth and trust management, retail brokerage, capital markets, fixed income, and mortgage banking services. First Horizon has been recognized as one of the nation's best employers by Fortune and Forbes magazines and a Top 10 Most Reputable U.S. Bank. More information is available at www.FirstHorizon.com.

About TD

The Toronto-Dominion Bank and its subsidiaries are collectively known as TD Bank Group ("TD"). TD is the fifth largest bank in North America by assets and serves over 27 million customers in four key businesses operating in a number of locations in financial centres around the globe: Canadian Personal and Commercial Banking, including TD Canada Trust and TD Auto Finance Canada; U.S. Retail, including TD Bank, America's Most Convenient Bank®, TD Auto Finance U.S., TD Wealth (U.S.), and an investment in The Charles Schwab Corporation; Wealth Management and Insurance, including TD Wealth (Canada), TD Direct Investing, and TD Insurance; and Wholesale Banking, including TD Securities. TD also ranks among the world's leading online financial services firms, with more than 15 million active online and mobile customers. TD had $1.9 trillion in assets on January 31, 2023. The Toronto-Dominion Bank trades under the symbol "TD" on the Toronto and New York Stock Exchanges.

Forward-Looking Statements

This communication contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and applicable Canadian securities legislation, with respect to First Horizon Corporation's ("First Horizon") and The Toronto-Dominion Bank's ("TD Bank") beliefs, plans, goals, expectations, and estimates. Forward-looking statements in this press release may include, but are not limited to, statements with respect to the expected result and impact of the termination of the merger agreement, the strategies or future actions of TD Bank or First Horizon and their objectives and commitments. The words "believe," "expect," "anticipate," "intend," "target", "plan", "estimate," "should," "likely," "will," "continue", "move forward" and other expressions that indicate future events and trends identify forward-looking statements.

Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic and competitive uncertainties and contingencies, many of which are beyond the control of First Horizon and TD Bank, and many of which, with respect to future business decisions and actions, are subject to change and which could cause actual results to differ materially from those contemplated or implied by forward-looking statements or historical performance. Examples of uncertainties and contingencies include factors previously disclosed in First Horizon's and TD Bank's respective reports filed with the U.S. Securities and Exchange Commission (the "SEC"), and TD Bank's other filings with Canadian regulators, as well as the following factors, among others: strategic, credit, market (including equity, commodity, foreign exchange, interest rate, and credit spreads), operational (including technology, cyber security, and infrastructure), model, insurance, liquidity, capital adequacy, legal, regulatory compliance and conduct, reputational, environmental and social, and other risks. Examples of such risk factors include general business and economic conditions in the regions in which TD Bank and First Horizon operate, respectively; geopolitical risk; inflation, rising rates and recession; the economic, financial, and other impacts of pandemics, including the COVID-19 pandemic; the ability of TD Bank and First Horizon, respectively, to execute on long-term strategies and shorter-term key strategic priorities, including the successful completion of acquisitions and dispositions, business retention plans, and strategic plans; technology and cyber security risk (including cyber-attacks, data security breaches or technology failures) on TD Bank's and First Horizon's respective information technology, internet, network access or other voice or data communications systems or services; model risk; fraud activity; the failure of third parties to comply with their obligations to TD Bank, First Horizon or their respective affiliates, including relating to the care and control of information, and other risks arising from TD Bank's and First Horizon's respective use of third party service providers; the impact of new and changes to, or application of, current laws and regulations, including without limitation tax laws, capital guidelines and liquidity regulatory guidance; regulatory oversight and compliance risk; increased competition from incumbents and new entrants (including Fintechs and big technology competitors); shifts in consumer attitudes and disruptive technology; exposure related to significant litigation and regulatory matters; ability of TD Bank and First Horizon, respectively, to attract, develop, and retain key talent; changes to TD Bank's and First Horizon's respective credit ratings; changes in foreign exchange rates, interest rates, credit spreads and equity prices; increased funding costs and market volatility due to market illiquidity and competition for funding; Interbank Offered Rate (IBOR) transition risk; critical accounting estimates and changes to accounting standards, policies, and methods used by TD Bank and First Horizon, respectively; existing and potential international debt crises; environmental and social risk (including climate change); and the occurrence of natural and unnatural catastrophic events and claims resulting from such events.

We caution that the foregoing list of important factors that may affect future results is not exhaustive. Additional factors that could cause results to differ materially from those contemplated by forward-looking statements can be found in First Horizon's Annual Report on Form 10-K for the year ended December 31, 2021, and in its subsequent Quarterly Reports on Form 10-Q filed with the SEC and available in the "Investor Relations" section of First Horizon's website, www.firsthorizon.com, under the heading "SEC Filings" and in other documents First Horizon files with the SEC, and in TD Bank's Annual Report on Form 40-F for the year ended October 31, 2022 filed with the SEC and available in the "Investor Relations" section of TD Bank's website, www.td.com, under the heading "Regulatory Filings" and in other documents TD Bank files with the SEC (available at www.sec.gov) and applicable securities regulators in Canada (available at www.sedar.com). All such factors, as well as other uncertainties and potential events, and the inherent uncertainty of forward-looking statements, should be considered carefully when making decisions with respect to First Horizon and TD Bank.

Any forward-looking statements contained in this document represent the views of First Horizon and TD Bank only as of the date hereof. Neither First Horizon nor TD Bank undertakes to update any forward-looking statements, whether written or oral, that may be made from time to time by or on its behalf, except as required under applicable securities legislation.

Contacts

First Horizon
Investor Relations – investorrelations@firsthorizon.com
Media Relations – Beth.Ardoin@firsthorizon.com

TD
Investor Relations – brooke.hales@td.com
Media Relations – Elizabeth.goldenshtein@td.com